Sovereign Bank, N.A. Fixed Income Investor Update June 13, 2013

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Footprint 1. FDIC Market Share of branches; data as of June 2012 (published on annual basis) Source: FDIC • Sovereign Bank is the main subsidiary of Santander Holdings USA, Inc. (SHUSA) • In January 2009, Banco Santander, S.A. acquired 100% of Sovereign Bancorp (later renamed SHUSA) and Sovereign Bank • In January 2012, Sovereign Bank converted its charter to a national banking association regulated by the OCC • SHUSA is a bank holding company regulated by the FRB Boston and SEC registered • Sovereign Bank as of 1Q13: Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 169 2.7% 9 New Jersey 152 3.1% 7 New York 76 0.8% 17 Rhode Island 32 4.4% 6 Sovereign Bank: Overview Branches: 718 ATMs: 2,260 Employees (FTEs): 8,400 Assets: $79.8B Deposits: $51.3B Gross Loans: $52.4B

4 4 Sustained Core Earnings Generation Increased profitability in 1Q13 Robust Commercial Loan Production Growth in C&I lending benefiting from charter change in 1Q12 Continued Improvement in Asset Quality NPLs and Criticized Balances declined -12% and -27% respectively YOY Secure Liquidity Position Stable deposit balances Solid Capital Ratios Tier 1 Common Equity base remains strong Sovereign Bank: 1Q2013 Highlights

5 5 Pre-Tax Income ($Mn) 2009 2010 2011 2012 Net Interest Income ($Mn) Sovereign Bank: Annual Profitability In 2012, Sovereign Bank maintained growth in earnings +14% ($1374) $450 $511 $448 $250 $500 $750 ($250) ($1500) $1,484 $1,786 $1,823 $1,833 $0 $500 $1,000 $1,500 $2,000 2009 2010 2011 2012

6 Sovereign Bank: Quarterly Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income ** 4Q11 drop in Pre-Tax Pre-Provision Income primarily due to loss taken on $1.1BN Private Label MBS portfolio sale Thirteenth consecutive quarter of profitability Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 264 236 119 251 260 213 179 263 0 50 100 150 200 250 300 350 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 452 449 451 471 463 456 443 435 0 100 200 300 400 500 600 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 139 106 59 148 153 142 68 246 0 50 100 150 200 250 300 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 100 72 44 118 127 123 70 176 0 50 100 150 200 250 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 **

7 42 64 81 61 84 119 64 108 133 92 142 43 172 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Positive trend in annual quarterly average Sovereign Bank: Pre-tax Profit excluding Gains/(Losses) on Sales Annual quarterly average ($Mn) $103Mn $94Mn $62Mn

8 Sovereign Bank: Balance Sheet 1Q13 $66.9B LIABILITIES $12.9B EQUITY$79.8B ASSETS All balances as of 03/31/2013 Interest- bearing DDA 13% Noninterest- bearing DDA 10% Savings 5% Money Market 22%CD 15% FHLB 15% Other Borrowings 2% Other Liabilities 2% Equity 16%C&I 18% CRE 12% Residential 13% Multi-family 10% Home Equity 8% Other Loans 5% Goodwill/ CDI 4% Other Assets 5% Cash 2% Investments 23% Transitioning to a more balanced loan mix

9 9 Non-Performing Loans1 $1,364 $1,253 $1,127 $1,191 $1,176 $1,110 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 $4,057 $3,868 $3,750 $3,657 $3,397 $2,827 7.84% 7.40% 7.09% 6.90% 6.38% 5.39% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Criticized Balances Criticized Ratio 14.3% 11.4%12.1%12.4%11.9%13.4% 24.8%25.8%26.2%26.3% 28.8%29.8% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks Criticized Balances2 Sovereign Bank: Asset Quality $ MM-19% *NPLs increased in 3Q12 due to OCC rule BK7 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measure reconciliation of Texas Ratio * Credit metrics continue to improve $ MM Texas Ratio3 ** Annualized Net Charge off Ratio 1.77% 0.45% 0.77% 1.11% 1.01% 0.99% 0.74%0.79% 1.11% 0.91% 1.00% 1.08% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks** Annualized NCO = Quarterly NCO*4 *Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC

10 10 79.4% 87.5%86.2%82.3% 93.6% 86.3% 89.3%91.2%91.3% 97.3%94.9%94.2% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks Reserve Coverage (ALLL/NPL1) Non-Performing Loan RatioDelinquency1 Sovereign Bank: Asset Quality 1 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government; NPLs = Nonaccruing loans plus accruing loans past due 90+ days 1.11% 0.79% 1.02%0.92%0.97%0.93% 1.50% 1.68%1.64%1.59% 1.81% 2.06% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks* 2.4% 2.1% 2.3% 2.2% 2.1% 2.6% 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks *Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC Improving trend brings credit metrics in line with large bank peers ALLL to Total Loans 2.10% 1.85%1.90% 1.85%1.99%2.07% 1.73%1.81% 1.92%2.05%2.13%2.23% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks

11 C&I / Other Commercial Outstandings NPL* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12 month average for that quarter and the prior 3 quarters; 3Q11 uptick in mortgage NCO due to one-time charge off of accumulated SVAs related to charter change 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios Sovereign Bank: Asset Quality US $ Billions $14.5 $15.5 $16.5 $16.8 $17.6 $17.8 1.7% 1.5% 1.0% 1.0% 1.0% 1.0%1.6% 1.3% 1.4% 1.4% 0.9% 0.8% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Other ConsumerMortgage and Home Equity Commercial Real Estate1 $3.6 $3.3 $3.1 $2.9 $2.7 $2.5 1.7% 1.7% 2.0% 2.6% 2.4% 2.3% 2.5% 2.6% 2.5% 2.8% 3.0% 3.3% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 $15.4 $15.4 $15.2 $15.3 $15.3 $15.2 3.6% 3.0% 2.6% 2.1% 2.0% 1.6% 1.8% 1.9% 1.4% 1.1% 0.9% 0.5% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 $18.1 $18.1 $18.1 $18.0 $17.6 $16.9 2.8% 2.8% 2.8% 3.5% 3.6% 3.7% 1.21% 1.25% 1.28% 0.80% 0.75% 0.75% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

12 12 Sovereign Bank: Deposits Focus on core non-maturity deposits Deposit Trends 1 Compound Annual Growth Rate (CAGR) represents the annualized rate of growth assuming a steady rate over the period of Dec. 2008-Dec. 2012 2 Represents average quarterly balance 5.4% 6.9% 10.9% 1.5% ‐9.0% ‐6.5% ‐10.4% ‐15.0% ‐10.0% ‐5.0% 0.0% 5.0% 10.0% 15.0% Non-interest Bearing Demand Deposits Interest Bearing Demand Deposits Money Market Accounts Savings Accounts CDs Total Wholesale Deposits Government & Other Deposits 2008 – 2012 CAGR1 Average Non Maturity Deposit Balances2 ($Mn) $38,171 $37,912 $37,107 $38,206 $38,532 0.35% 0.35% 0.35% 0.36% 0.33% 1Q12 2Q12 3Q12 4Q12 1Q13 Non Maturity Deposits Avg. Interest Cost

13 Sovereign Bank: Capital Ratios For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix Risk-based ratios declined in 1Q12 partially due to change to OCC Call Report methodology; certain assets required higher risk weightings which increased RWA 13.0% 12.9% 12.8% 12.9% 13.4% 1Q12 2Q12 3Q12 4Q12 1Q13 13.0% 12.9% 12.8% 12.9% 13.4% 1Q12 2Q12 3Q12 4Q12 1Q13 10.6% 10.6% 10.5% 10.5% 10.7% 1Q12 2Q12 3Q12 4Q12 1Q13 15.1% 15.0% 14.9% 14.9% 15.4% 1Q12 2Q12 3Q12 4Q12 1Q13 Tier 1 Common Ratio Tier 1 Leverage Ratio Tier 1 Risk Based Capital Ratio Total Risk Based Capital Ratio Solid capital ratios remain a source of strength

Appendix

15 Sovereign Bank: Quarterly Trended Statement of Operations (US$ in Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 Net interest income 471$ 463$ 456$ 443$ 435$ Fees & other income 160 145 143 163 164 Other non-interest income 15 61 - 24 74 Net revenue 646 669 599 630 673 General & administrative expenses (349) (371) (347) (380) (373) Other expenses (46) (38) (39) (71) (37) Provisions for credit losses (103) (108) (71) (111) (17) Income before taxes 148 152 142 68 246 Income tax expense (30) (26) (19) 2 (70) Net income 118$ 126$ 123$ 70$ 176$ 1Q12 2Q12 3Q12 4Q12 1Q13 Net interest margin 2.80% 2.70% 2.61% 2.53% 2.50%

16 Sovereign Bank: Annual Trended Statement of Operations 1 See Sovereign Bank Non-GAAP to GAAP reconciliation slide later in Appendix. (US$ in Millions) 2008 2009 2010 2011 2012 Net interest income 2,022$ 1,484$ 1,786$ 1,823$ 1,833$ Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 Net revenue 1,179 1,741 2,602 2,432 2,544 General & administrative expenses (1,514) (1,276) (1,212) (1,307) (1,447) Other expenses (152) (575) (203) (174) (194) Provisions for credit losses (911) (1,264) (739) (501) (393) Income/(Loss) before taxes (1,398) (1,374) 448 450 510 Income tax (expense)/benefit (691) 1,423 307 (133) (73) Net income/(loss) (2,089)$ 49$ 755$ 317$ 437$ 2008 2009 2010 2011 2012 Net interest margin 3.08% 2.36% 2.94% 2.84% 2.66% Efficiency ratio1 141.3% 106.3% 54.4% 60.9% 64.5% GAAP effective tax rate 49.4% -103.6% -68.5% 29.6% 14.3%

17 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 20,875$ 2.12% 19,943$ 2.12% 932$ 0.00% 18,728$ 2.35% Loans (non run-off portfolio) 51,246 3.84% 51,587 3.93% (341) -0.09% 49,716 4.22% Loans (run-off portfolio) 1,099 5.91% 1,287 6.01% (188) -0.10% 1,984 5.66% Allowance for loan losses (1,015) --- (959) --- (56) --- (1,080) --- Other assets 9,395 --- 9,467 --- (72) --- 9,808 --- TOTAL ASSETS 81,600$ 3.03% 81,325$ 3.11% 275$ -0.08% 79,156$ 3.35% Interest-bearing demand deposits 9,337 0.16% 9,066 0.18% 271 -0.02% 9,522 0.17% Noninterest-bearing demand deposits 7,864 --- 8,204 --- (340) --- 7,721 --- Savings 3,829 0.13% 3,782 0.16% 47 -0.03% 3,590 0.14% Money market 17,502 0.47% 17,154 0.49% 348 -0.02% 17,347 0.50% Certificates of deposit 12,407 1.05% 12,879 1.12% (472) -0.07% 11,067 1.15% Borrowed funds 15,598 2.79% 15,158 3.04% 440 -0.25% 15,166 3.14% Other liabilities 2,130 --- 2,119 --- 11 --- 2,094 --- Equity 12,933 --- 12,963 --- (30) --- 12,649 --- TOTAL LIABILITIES & SE 81,600$ 0.82% 81,325$ 0.87% 275$ -0.05% 79,156$ 0.90% NET INTEREST MARGIN 2.50% 2.53% -0.03% 2.80% 1Q13 1Q124Q12 Change Quarterly Averages

18

Rating Agencies

Sovereign Bank's outlook returned to stable by Moody's in October 2012

STANDARD & POOR'S

- On October 16, 2012, S&P lowered Santander's ratings by 2 notches (from A-/A-2 to BBB/A-2)
- On October 16, 2012 S&P lowered SHUSA's and Sovereign Bank's ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA's or Sovereign's Stand Alone Credit Profile (SACP) rating

MOODY'S

- On October 26, 2012, following its affirmation of its ratings on Spain, Moody's affirmed its ratings on Santander
- On October 26, 2012, Moody's affirmed SHUSA's and Sovereign Bank's ratings.

  Sovereign's Outlook was returned to stable

	SOVEREIGN			SHUSA		
March 31, 2013	Moody's	S&P	Fitch	Moody's	S&P	Fitch
LT Senior Debt	Baa1	BBB	BBB	Baa2	BBB	BBB
ST Deposits	P-2	A-2	F-2	P-2	A-2	F-2
Outlook	Stable	Negative	Negative	Negative	Negative	Negative

Santander

19 Sovereign Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% Tier 1 Leverage Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 74,386 75,434 76,050 76,277 76,707 Ratio 10.6% 10.6% 10.5% 10.5% 10.7% Tier 1 Risk Based Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% Total Risk Based Risk Based Capital 9,133$ 9,241$ 9,283$ 9,311$ 9,509$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 Ratio 15.1% 15.0% 14.9% 14.9% 15.4% Average total assets for leverage capital purposes (1)

20 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Bank Texas Ratio Total Equity 12,646$ 12,721$ 12,868$ 12,849$ 12,938$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,501) (3,522) (3,547) (3,566) (3,544) Tangible Common Equity 9,145$ 9,199$ 9,321$ 9,283$ 9,394$ Nonperforming Assets 1,371$ 1,216$ 1,274$ 1,242$ 1,180$ Allowance for loan losses 1,082$ 1,056$ 980$ 1,013$ 971$ 90+ DPD accruing 4$ 3$ 2$ 3$ 3$ Texas Ratio 13.44% 11.89% 12.39% 12.09% 11.41%

21 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2008 2009 2010 2011 2012 Efficiency Ratio G&A Expenses 1,514$ 1,276$ 1,212$ 1,307$ 1,447$ Other Expenses 152 575 203 174 194 1,666 1,851 1,415 1,481 1,641 Net interest income 2,022 1,484 1,786 1,823 1,833 Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 1,179$ 1,741$ 2,602$ 2,432$ 2,544$ Ratio 141.3% 106.3% 54.4% 60.9% 64.5%